Income Taxes	11 Months Ended
Dec. 31, 2022
Income Taxes
Income Taxes

Note 9 — Income Taxes

The components of loss before income taxes are as follows:

For the Period from
January 18, 2022
(date of inception) to
December 31, 2022
U.S. operations	$(15,253)
Non-U.S. operations	(12,080)
Total loss before income taxes	$(27,333)

Provision for income taxes

There is no provision for income taxes because the Company has incurred losses since its inception and maintains a full valuation allowance against its net deferred tax assets. The reported amount of income tax expense for the period differs from the amount that would result from applying the statutory tax rate to net loss before taxes primarily because of the change in valuation allowance.

Effective January 1, 2022, the Tax Cuts and Jobs Act of 2017 requires the Company to capitalize, and subsequently amortize R&D expense over five years for research activities conducted in the U.S. and over fifteen years for research activities conducted outside of the U.S. Since the Company continues to be in a loss position, there is no impact to taxes payable. The state of California does not conform to the federal capitalization requirements, allowing the Company to continue to currently deduct the capitalized R&D costs in California.

Deferred tax assets and valuation allowance

Deferred tax assets reflect the tax effects of the Company’s loss carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2022, the Company had $6.3 million of UK loss carryforwards which can be carried forward indefinitely. As of December 31, 2022, the Company has Federal and state net operating loss carryforwards of $0.4 million and $0.6 million, respectively, The Federal losses can be carried forward indefinitely and the state losses expire in 2042. Under the Tax Cut and Jobs Act, NOL carryforwards arising in tax years beginning after December 31, 2021, are limited to 80% of taxable income.

The net operating loss carry forwards are subject to review and possible adjustment by the U.S. and state tax authorities. NOL carry forwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders, as defined under Section 382 Internal Revenue Code. This could limit the amount of net operating losses that the Company can utilize annually to offset future taxable income or tax liabilities. As of December 31, 2022, the Company has not performed such an analysis evaluating the potential limitation of the Company’s net operating loss carry forwards due to the “change in ownership” provisions as defined under Sections 382 and 383 of the Internal Revenue Code. Subsequent ownership changes and proposed future changes to tax rules in respect of the utilization of losses carried forward may further affect the limitation in future years.

A reconciliation of the U.S. statutory federal income tax rate to the Company’s effective tax rate was as follows:

For the Period from January 18, 2022 (date of inception) to December 31, 2022
Statutory income tax rate	21.0%
Statutory income taxes, net of federal benefit	3.9%
Permanent differences	(0.2)%
Impact of non-U.S. earnings	(1.2)%
Change in valuation allowance	(23.5)%
Income tax provision (benefit)	—%

The significant components of the Company’s net deferred tax asset were as follows (in thousands):

December 31,
2022
Deferred tax assets:
Net operating loss carryforward	$1,309
Accrued expenses and other	39
Capitalized research and development	51
Intangible assets acquired	5,020
Total deferred income tax assets	6,419
Valuation allowance	(6,419)
Total deferred income tax assets, net	$—

The Company’s initial tax year was the period ended December 31, 2022, which remains open for the assessment of income taxes.